Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

Note 11 Goodwill and Other Intangible Assets

The carrying amounts of goodwill and acquired intangible assets not subject to amortization consist of the following (in thousands):

	As of December 31, 2013	As of December 31, 2014
Goodwill	$6,780,827	$6,780,827
Orbital locations	2,387,700	2,387,700
Trade name	70,400	70,400

We account for goodwill and other non-amortizable intangible assets in accordance with FASB ASC 350, and have deemed these assets to have indefinite lives. Therefore, these assets are not amortized but are tested on an annual basis for impairment during the fourth quarter, or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The following is a discussion of our impairment analysis and methodology:

(a) Goodwill

We are required to identify reporting units at a level below the company’s identified operating segments for impairment analysis. We have identified only one reporting unit for the goodwill impairment test.

In accordance with ASU 2011-08, we first assess qualitative factors to determine whether it is more likely than not (that is, there is a likelihood of more than 50%) that the fair value of our reporting unit is less than its carrying amount. We make our qualitative evaluation considering, among other things, general macroeconomic conditions, industry and market considerations, cost factors, overall financial performance and other relevant entity-specific events. Based on our examination of these qualitative factors, we concluded that there was not a likelihood of more than 50% that the fair value of our reporting unit was less than its carrying value; therefore, no further testing of goodwill was required.

The assessment of qualitative factors requires significant judgment. Alternative interpretations of the qualitative factors could have resulted in a different conclusion as to whether it was not more likely than not that the fair value of our reporting unit was less than its carrying value. A different conclusion would require a more detailed quantitative analysis to be performed, which could, in future years, result in an impairment charge for goodwill.

(b) Orbital Locations, Trade Name and other Indefinite-Lived Intangible Assets

Orbital Locations. Intelsat is authorized by governments to operate satellites at certain orbital locations—i.e., longitudinal coordinates along the Clarke Belt. The Clarke Belt is the part of space approximately 35,800 kilometers above the plane of the equator where geostationary orbit may be achieved. Various governments acquire rights to these orbital locations through filings made with the ITU, a sub-organization of the United Nations. We will continue to have rights to operate at our orbital locations so long as we maintain our authorizations to do so. See “Part I—Item 3D—Risk Factors—Risk Factors Relating to Regulation”.

Our rights to operate at orbital locations can be used and sold individually; however, since satellites and customers can be and are moved from one orbital location to another, our rights are used in conjunction with each other as a network that can change to meet the changing needs of our customers and market demands. Due to the interchangeable nature of orbital locations, the aggregate value of all of the orbital locations is used to measure the extent of impairment, if any.

We determined the estimated fair value of our rights to operate at orbital locations using the build-up method to determine the cash flows for the income approach, with the resulting projected cash flows discounted at an appropriate weighted average cost of capital. In instances where the build-up method did not generate positive value for the rights to operate at an orbital location, but the rights were expected to generate revenue, we assigned a value based upon independent source data for recent transactions of similar orbital locations, which are all considered Level 3 inputs within the fair value hierarchy under FASB ASC 820. We updated our analysis of our orbital locations in the fourth quarter of 2014, and concluded there is no impairment.

Trade name. We have implemented the relief from royalty method to determine the estimated fair value of the Intelsat trade name. The relief from royalty analysis is comprised of two major steps: i) a determination of the hypothetical royalty rate, and ii) the subsequent application of the royalty rate to projected revenue. In determining the hypothetical royalty rate utilized in the relief from royalty approach, we considered comparable license agreements, operating earnings benchmark rule of thumb, an excess earnings analysis to determine aggregate intangible asset earnings, and other qualitative factors, which are all considered Level 3 inputs within the fair value hierarchy under FASB ASC 820. Based on our analysis, the fair value of the Intelsat trade name as of the year ended December 2014 was not impaired.

The carrying amount and accumulated amortization of acquired intangible assets subject to amortization consisted of the following (in thousands):

	As of December 31, 2013			As of December 31, 2014
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Backlog and other	$743,760	$(575,045)	$168,715	$743,760	$(615,285)	$128,475
Customer relationships	534,030	(133,970)	400,060	534,030	(161,960)	372,070
Technology	2,700	(2,700)	—	—	—	—

Total	$1,280,490	$(711,715)	$568,775	$1,277,790	$(777,245)	$500,545

Intangible assets are amortized based on the expected pattern of consumption. We recorded amortization expense of $91.8 million, $82.3 million and $68.2 million for the years ended December 31, 2012, 2013 and 2014, respectively.

Scheduled amortization charges for the intangible assets over the next five years are as follows (in thousands):

Year	Amount
2015	60,215
2016	48,491
2017	42,254
2018	38,481
2019	34,351

In accordance with FASB ASC 350, we are required to disclose on an interim and annual basis our policy related to the renewal or extension of the term of our intangible assets. Our policy is to expense all costs incurred to renew or extend the terms of our intangible assets. The renewal expenses for the years ended December 31, 2012, 2013 and 2014 were immaterial to our consolidated results of operations.